GOLDMAN SACHS TRUST

Goldman Sachs Fundamental International Equity Funds

Class A, Class C, Institutional, Investor, Class R, Class R6, Class T and

Class P Shares of the

Goldman Sachs International Equity Income Fund

(the “Fund”)

Supplement dated June 15, 2018 to the

Prospectus dated February 28, 2018, as supplemented to date (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares) and to the Prospectus dated April 16, 2018 (with respect to Class P Shares) (the “Prospectuses”)

The Fund’s distributions from net investment income are currently declared and paid annually.

Effective June 27, 2018, the Fund’s distributions from net investment income will be declared and paid semi-annually. The Fund’s first semi-annual distribution from net investment income is expected to occur on or about June 28, 2018. Distributions from net capital gains, if any, will continue to be declared and paid annually.

This Supplement should be retained with your Prospectuses for future reference.

EQINTINCDISSTK 06-18